SAFEs	3 Months Ended
Mar. 31, 2025
SAFEs [Abstract]
SAFEs

9. SAFEs

On February 14, 2025, in connection with the closing of the Merger with FTAC Emerald, all SAFE notes held by the Company converted into 16.6 million shares of common stock. The fair value of the SAFEs on the date of conversion was $177.6 million. Prior to conversion, the Company’s SAFEs were recorded as a liability in the accompanying balance sheets and the Company recorded subsequent remeasurements in “Changes in fair value of SAFEs” in the statements of operations. However, because Fold’s SAFEs were structured to be settled via the delivery of common and/or preferred shares upon execution of an equity financing or liquidity event, these amounts were reclassified to equity upon conversion.

As of and for the three months ended March 31, 2025 and year ended December 31, 2024, the fair value of the SAFEs was $0 and $171.1 million, respectively. The remeasurement of the SAFEs due to change in fair value resulted in an increase in the liability of $6.5 million and $0.1 million during the three months ended March 31, 2025 and 2024, respectively. Refer to Note 15 for further details on the fair value measurement of the SAFEs.

During the three months ended March 31, 2025 and year ended December 31, 2024, the Company entered into SAFEs with various investors with aggregate gross proceeds of $0 and $72.1 million, respectively. Three of the SAFEs (the “Bitcoin SAFEs”) issued during 2024, totaling $64.1 million, were funded with bitcoin that the Company held in treasury as of March 31, 2025.